Exhibit 99.1

Renesas to Acquire Intersil to Create the World’s Leading Embedded Solution Provider

Companies Combine Leadership in Microcontroller/System-On-Chip and

Precision Analog & Power to Accelerate Growth

Key Transaction Highlights:

•	Acquisition creates a highly synergistic, complementary product portfolio of system solutions targeted at large opportunities in the automotive, industrial, and IoT markets.

•	Complementary customers and geographic penetration are expected to create immediate opportunities for revenue growth.

•	US$22.50 per share in cash to be paid for all Intersil outstanding shares, representing a premium of approximately 43.9 percent over the unaffected price of Intersil’s common stock as of August 19, 2016.

•	The transaction is expected to be immediately accretive to pro-forma non-GAAP EPS (earnings per share) and free cash flows after closing.

•	Transaction will be financed with cash-on-hand.

TOKYO, Japan, MILPITAS, California, U.S.A., September 12, 2016— Renesas Electronics Corporation (“Renesas”, TSE: 6723), a premier supplier of advanced semiconductor solutions, and Intersil Corporation (“Intersil”, NASDAQ:ISIL), a leading provider of innovative power management and precision analog solutions, today announced they have signed a definitive agreement for Renesas to acquire Intersil for US$22.50 per share in cash, representing an aggregate equity value of approximately US$3.2 billion (approximately 321.9 billion yen at an exchange rate of 100 yen to the dollar). The transaction has been unanimously approved by the boards of directors of both companies. Closing of the transaction is expected in the first half of 2017, following approval by Intersil shareholders and the relevant governmental authorities.

The acquisition combines two long-standing industry leaders in their respective segments. Together, Renesas’ and Intersil’s deep expertise across a number of state-of-the-art technologies and end markets will enable the combined company to become a complete solution provider of embedded systems to customers. By combining Renesas’ market-proven microcontroller (MCU) and system-on-chip (SoC) products and technologies and Intersil’s leading power management and precision analog capability, Renesas will be well positioned to address some of the most exciting opportunities in key areas such as automotive, industrial, cloud computing, healthcare, and the Internet of Things (IoT). Strong product synergy and complementary customer and regional exposure will enable a larger global footprint and increase Renesas to ability to serve customer system requirements. The acquisition is also expected to expand Renesas’ product portfolio, particularly for analog devices, where the market is expected to increase by approximately US$3.9 billion by 2020.

Renesas anticipates near- and long-term revenue expansion opportunities combined with the modest anticipated cost efficiencies associated with greater scale will eventually generate synergies of US$170 million. The transaction is expected to immediately increase both gross and operating margins and be accretive to Renesas’ non-GAAP earnings per share and free cash flows after closing.

“Renesas is accelerating its focus of resources in automotive, industrial, infrastructure, and the rapidly growing IoT segments to aggressively grow its global business and maintain its position as a leading provider. Intersil’s extensive portfolio of analog and power devices as well as its strength in the automotive, industrial, and broad-based segments complement many of Renesas’ initiatives in these areas,” said Bunsei Kure, Representative Director, President and CEO of Renesas Electronics Corporation. “We believe that this compelling and complementary combination will bring significant synergies and cross selling opportunities as well as system solution proposition which will pave the way for Renesas to strengthen its position as a leader in the global semiconductor market while delivering value to its customers with a unique product offering.”

“Intersil has been part of the industry’s evolution for many decades, carving out key niches and developing core technology that provides tangible benefits over competing solutions,” said Necip Sayiner, President, CEO and Director of Intersil Corporation. “As we’ve embarked on the most recent transformation over the last three years, we have honed the company’s core capabilities and focused them on areas where we are uniquely positioned to solve customer system challenges. The success of that strategy and the ability to improve the quality of the business is what has brought us to this next and exciting phase. We see great potential in combining the Intersil and Renesas portfolios and gaining the scale that will provide a platform for accelerated growth.”

BofA Merrill Lynch and Morgan Stanley acted as financial advisers to Renesas; Morrison Foerster acted as Renesas’ legal counsel; McKinsey & Company provided strategic advice to Renesas. JP Morgan acted as exclusive financial adviser to Intersil; Jones Day and Covington & Burling acted as Intersil’s legal counsel; Foros Group provided strategic advice to Intersil.

Investor Webcast

Intersil will be hosting an investor webcast on Tuesday, September 13, at 8:30am Pacific Time. The investor webcast can be accessed via the investor page of the Intersil website at http://ir.intersil.com, or by calling +1 (503) 343-6028 for international or (888) 656-8682 for the U.S., and using the passcode 81145163.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Intersil and Renesas. Intersil intends to file with the SEC a proxy statement in connection with the proposed transaction with Renesas as well as other documents regarding the proposed transaction. The definitive proxy statement will be sent or given to the stockholders of Intersil and will contain important information about the proposed transaction and related matters. INTERSIL’S SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement and other relevant materials (when they become available), and any other documents filed by Intersil with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders of Intersil will be able to obtain free copies of the proxy statement through Intersil’s website, www.intersil.com, or by contacting Intersil by mail at Attn: Corporate Secretary, 1001 Murphy Ranch Road, Milpitas, California 95035.

Participants in the Solicitation

Intersil, Renesas and their respective directors, executive officers and other members of management and certain of their respective employees may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information about Intersil’s directors and executive officers is included in Intersil’s Annual Report on Form 10-K for the fiscal year ended January 1, 2016 filed with the SEC on February 12, 2016, and the proxy statement filed with the SEC on March 4, 2016 for Intersil’s annual meeting of stockholders held on April 21, 2016. Additional information regarding these persons and their interests in the merger will be included in the proxy statement relating to the proposed merger when it is filed with the SEC. These documents, when available, can be obtained free of charge from the sources indicated above.

Safe Harbor for Forward-looking Statements

Throughout this document pertaining to the merger transaction between Intersil and Renesas, Intersil makes forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. You should not place undue reliance on these statements. These forward-looking statements include statements that reflect the current expectations, estimates, beliefs, assumptions, and projections of Intersil’s senior management about future events with respect to Intersil’s business and its industry in general. Statements that include words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “potential,” “continue,” “goals,” “targets” and variations of these words (or negatives of these words) or similar expressions of a future or forward-looking nature identify forward-looking statements. In addition, any statements that refer to projections or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Although Intersil believes the expectations reflected in any forward-looking statements are reasonable, they involve known and unknown risks and uncertainties, are not guarantees of future performance, and actual results, performance or achievements may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements and any or all of Intersil’s forward-looking statements may prove to be incorrect. Consequently, no forward-looking statements may be guaranteed and there can be no assurance that the actual results or developments anticipated by such forward looking statements will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Intersil or its businesses or operations. Factors which could cause Intersil’s actual results to differ from those projected or contemplated in any such forward-looking statements include, but are not limited to, the following factors: the ability of the parties to consummate the merger transaction in a timely manner or at all; satisfaction of the conditions precedent to consummation of the merger transaction, including the ability to secure regulatory approvals in a timely manner or at all, and approval by Intersil’s stockholders; the possibility of litigation and other unknown liabilities; the parties’ ability to successfully integrate their operations, product lines, technology and employees and realize synergies and other benefits from the merger transaction; the potential impact of the announcement or consummation of the merger transaction on the parties’ relationships with customers, suppliers and other third parties; and other risks described in Intersil’s filings with the SEC. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Intersil’s most recent Annual Report on Form 10-K, and Intersil’s more recent Quarterly Report on Form 10-Q and Current Reports on Form 8-K filed with the SEC (which you may obtain for free at the SEC’s website at http://www.sec.gov or on Intersil’s website at http://ir.intersil.com). Intersil can give no assurance that the conditions to the merger will be satisfied. Except as required by applicable law, Intersil cannot undertake any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Intersil does not intend, and assumes no obligation, to update any forward-looking statements.

Forward-Looking Statements

The statements in this press release with respect to the plans, strategies and financial outlook of Renesas Electronics and its consolidated subsidiaries (collectively “we”) are forward-looking statements involving risks and uncertainties. We caution you in advance that actual results may differ materially from such forward-looking statements due to several important factors including, but not limited to, general economic conditions in our markets, which are primarily Japan, North America, Asia, and Europe; demand for, and competitive pricing pressure on, products and services in the marketplace; ability to continue to win acceptance of products and services in these highly competitive markets; and fluctuations in currency exchange rates, particularly between the yen and the U.S. dollar. Amongst other factors, downturn of the world economy; deteriorating financial conditions in world markets, or deterioration in domestic and overseas stock markets may cause actual results to differ from the projected results forecast.

About Renesas Electronics Corporation

Renesas Electronics Corporation (TSE: 6723) delivers trusted embedded design innovation with complete semiconductor solutions that enable billions of connected, intelligent devices to enhance the way people work and live—securely and safely. The number one global supplier of microcontrollers, and a leader in Analog & Power and SoC products, Renesas provides the expertise, quality, and comprehensive solutions for a broad range of Automotive, Industrial, Home Electronics (HE), Office Automation (OA) and Information Communication Technology (ICT) applications to help shape a limitless future. Learn more at renesas.com.

About Intersil

Intersil Corporation (NASDAQ:ISIL) is a leading provider of innovative power management and precision analog solutions. The company’s products form the building blocks of increasingly intelligent, mobile and power hungry electronics enabling advances in power management to improve efficiency and extend battery life. With a deep portfolio of intellectual property and a rich history of design and process innovation, Intersil is the trusted partner to leading companies in some of the world’s largest markets, including the industrial and infrastructure, mobile computing, automotive and aerospace. For more information about Intersil, visit our website at www.intersil.com.

(Remarks) Intersil and the Intersil logo are trademarks or registered trademarks of Intersil Corporation. All other brands, product names and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.

###

Media Contacts

Renesas Electronics Corporation

Kyoko Okamoto

+81 3-6773-3001

pr@renesas.com

Intersil Corporation

Shannon Pleasant

+1 512-382-8444

spleasant@intersil.com

Investor Contacts

Renesas Electronics Corporation

Makie Uehara

+81 3-6773-3002

ir@renesas.com

Intersil Corporation

Shannon Pleasant

+1 512-382-8444

spleasant@intersil.com